Table of Contents

      USAA Family of Funds                                              1
      Message from the President                                        2
      Investment Review:
         USAA Texas Tax-Free Income Fund                                4
         USAA Texas Tax-Free Money Market Fund                         11
         Shareholder Voting Results                                    14
      Financial Information:
         Portfolios of Investments:
            Categories and Definitions                                 15
            USAA Texas Tax-Free Income Fund                            16
            USAA Texas Tax-Free Money Market Fund                      20
         Notes to Portfolios of Investments                            22
         Statements of Assets and Liabilities                          23
         Statements of Operations                                      24
         Statements of Changes in Net Assets                           25
         Notes to Financial Statements                                 26






Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

    USAA Investment Management Company
    Attn: Report Mail
    9800 Fredericksburg Road
    San Antonio, TX 78284-8916

or phone a Mutual Fund  Representative at 1-800-531-8448  during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Texas Funds, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1999, USAA. All rights reserved.







USAA Family of Funds Summary

         Fund                                                      Minimum
       Type/Name                   Volatility                     Investment
       ---------                   ----------                     ----------

CAPITAL APPRECIATION
================================================================================
Aggressive Growth                   Very high                 $3,000
Emerging Markets                    Very high                 $3,000
First Start Growth                  Moderate to high          $3,000
Gold                                Very high                 $3,000
Growth                              Moderate to high          $3,000
Growth & Income                     Moderate                  $3,000
International                       Moderate to high          $3,000
S&P 500(Registered Trademark)
 Index                              Moderate                  $3,000
Science & Technology                Very high                 $3,000
Small Cap Stock                     Very high                 $3,000
World Growth                        Moderate to high          $3,000

ASSET ALLOCATION
================================================================================
Balanced Strategy                   Moderate                  $3,000
Cornerstone Strategy                Moderate                  $3,000
Growth and Tax Strategy             Moderate                  $3,000
Growth Strategy                     Moderate to high          $3,000
Income Strategy                     Low to moderate           $3,000

INCOME - TAXABLE
================================================================================
GNMA                                Low to moderate           $3,000
High-Yield Opportunities            High                      $3,000
Income                              Moderate                  $3,000
Income Stock                        Moderate                  $3,000
Intermediate-Term Bond              Low to moderate           $3,000
Short-Term Bond                     Low                       $3,000

INCOME - TAX EXEMPT
================================================================================
Long-Term                           Moderate                  $3,000
Intermediate-Term                   Low to moderate           $3,000
Short-Term                          Low                       $3,000
State Bond Income                   Moderate                  $3,000

MONEY MARKET
================================================================================
Money Market                        Very low                  $3,000
Tax Exempt Money Market             Very low                  $3,000
Treasury Money Market Trust         Very low                  $3,000
State Money Market                  Very low                  $3,000






Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

S&P 500(Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The Product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

Some income may be subject to state or local taxes or the federal alternative minimum tax.

An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

The Science & Technology Fund may be more volatile than a fund that diversifies across many industries.

The InveStart(Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

California, Florida, New York, Texas, and Virginia funds available to residents only.






Non-deposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.






Message from the President


FOR AS LONG AS I HAVE MANAGED MONEY
for customers, it has been obvious that few things puzzle or distress them as much as a falling bond market. People generally view bonds as a risk-lowering tool. They add bonds to a portfolio to reduce overall volatility and to create an added buffer with the relatively high income. Some people use bond portfolios as their sole investment. Their thinking is that they will live off the income and not be concerned about market values because they intend to let the bonds mature. These kinds of strategies were much easier to execute before the days of fixed-income mutual funds.

[Photo of Michael J.C. Roth, CFA; President and Vice Chairman of the Board appears here]

Mutual funds did something for bond investors that had never been done before -- show investors every day what their portfolio was worth. In the process, the funds revealed just how much bond prices can move in a day or a week. No investor likes to see a portfolio lose market value, especially when the investor is thinking in terms of "low risk." The latter part of 1998 and the first three quarters of 1999 have been a period of generally rising interest rates, which has meant falling market prices. Let me tell you how we approach such times.

First, we believe interest-rate movements are nearly impossible to predict with both accuracy and consistency. Second, we believe that most tax-exempt income investors are primarily interested in a high and stable level of income. Since the common way to preserve market value in a period of rising interest rates is to switch to money market investments at much lower yields, the importance of belief one is magnified. And third, we believe experience going back many years indicates that the part of a portfolio that is invested in longer maturities may provide returns that are superior to the money markets.

The chart below shows the one-, five-, and ten-year average annual total returns for our four national tax-exempt funds. Please bear in mind that there are no guarantees here -- just as with all mutual funds.





             Average Annual Total Returns as of September 30, 1999
--------------------------------------------------------------------------------
                                              1 Year      5 Years      10 Years
--------------------------------------------------------------------------------
USAA TAX EXEMPT LONG-TERM FUND                -3.23        6.45         6.93
--------------------------------------------------------------------------------
USAA TAX EXEMPT INTERMEDIATE-TERM FUND        -1.24        6.23         6.88
--------------------------------------------------------------------------------
USAA TAX EXEMPT SHORT-TERM FUND                2.06        4.90         5.21
--------------------------------------------------------------------------------
USAA TAX EXEMPT MONEY MARKET FUND              3.10        3.39         3.67
--------------------------------------------------------------------------------

Total return equals income plus share price change and assumes reinvestment of all dividends and capital gains distributions.

The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.





I think the best way to address volatility in bond markets is by allocating some of your portfolio to the short-term part of the market. I believe that the pattern of the average annual total returns shown in the chart above is viable. So, the income part of my portfolio is concentrated in the USAA Tax Exempt Long-Term Fund. If such a strategy leaves you uncomfortable, we have other options. We'll be happy to help you craft a portfolio with which you are comfortable.

Sincerely,

Michael J.C. Roth, CFA
President and
Vice Chairman of the Board

For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call for a prospectus. Read it carefully before investing.

Some income may be subject to state or local taxes or the federal alternative minimum tax.





Investment Review

USAA TEXAS TAX-FREE INCOME FUND

OBJECTIVE: High level of current interest income that is exempt from federal income taxes.

TYPES OF INVESTMENTS: Invests primarily in long-term, investment-grade Texas tax-exempt securities.

--------------------------------------------------------------------------------
                                                     3/31/99          9/30/99
--------------------------------------------------------------------------------
  Net Assets                                      $34.8 Million    $37.1 Million
  Net Asset Value Per Share                          $11.07           $10.26
  Tax-Exempt Dividends Per Share Last 12 Months       $.557            $.550
  Capital Gains Distributions Per Share Last
    12 Months                                         $.018            $.034
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Six-Month Total Return and 30-day SEC Yield* as of 9/30/99
--------------------------------------------------------------------------------
              3/31/99 to 9/30/99                  30-Day SEC Yield
                   -4.62%+                              5.27%
--------------------------------------------------------------------------------

* Calculated as prescribed by the Securities and Exchange Commission.
+ Total returns for periods of less than one year are not annualized. This six-month return is cumulative.





                  Average Annual Compounded Returns with
        Reinvestment of Dividends - Periods Ending September 30, 1999
--------------------------------------------------------------------------------
                    Total Return  Equals  Dividend Return   Plus   Price Change
--------------------------------------------------------------------------------
Since 8/1/94            6.89%        =         5.52%          +        1.37%
--------------------------------------------------------------------------------
5 Years                 7.44%        =         5.59%          +        1.85%
--------------------------------------------------------------------------------
1 Year                 -4.38%        =         4.69%          +       -9.07%
--------------------------------------------------------------------------------



              Annual Total Returns and Compounded Dividend Returns
                for the Five-Year Period Ended September 30, 1999


A chart in the form of a bar graph appears here, illustrating the Annual Total Returns and Compounded Dividend Returns of the USAA Texas Tax-Free Income Fund for the five-year period ended September 30, 1999.

Total Return for Years Ended:
----------------------------
09/30/95       13.26%
09/30/96        8.56%
09/30/97       10.30%
09/30/98       10.39%
09/30/99       -4.38%

**Compounded Dividend Yield for Years Ended:
-------------------------------------------
09/30/95        6.21%
09/30/96        5.88%
09/30/97        5.91%
09/30/98        5.46%
09/30/99        4.69%

Change in Share Price:
---------------------
09/30/95        7.05%
09/30/96        2.68%
09/30/97        4.39%
09/30/98        4.93%
09/30/99       -9.07%

** Compounded Dividend yield calculation includes only income distributions.




Total return equals dividend return plus share price change and assumes reinvestment of all dividends and capital gains distributions. Dividend return is the income from dividends received over the period assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for capital gains distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gains distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.





                       12-Month Dividend Yield Comparison

A chart in the form of a bar graph appears here illustrating the comparison of the 12 Month Dividend Yield of the USAA Texas Tax-Free Income Fund to the 12 Month Dividend Yield of the Lipper Texas Municipal Debt Funds Average from 9/30/95 to 9/30/99.

            USAA Texas Tax-Free              Lipper Texas Municipal
             Income Fund Yield              Debt Funds Average Yield
            -------------------             ------------------------
09/30/95         5.42%                              5.33%
09/30/96         5.48%                              5.05%
09/30/97         5.38%                              4.90%
09/30/98         4.95%                              4.57%
09/30/99         5.36%                                *



The 12-month dividend yield is computed by dividing income dividends paid during the previous 12 months by the latest month-end net asset value adjusted for capital gains distributions. The graph represents data for periods ending 9/30/95 to 9/30/99.



* Information from Lipper Analytical Services, Inc. was not available at press time.





                  Cumulative Performance Comparison

A chart in the form of a line graph appears here, comparing the cumulative performance of a $10,000 Investment for the USAA Texas Tax-Free Income Fund, Lehman Brothers Municipal Bond Index and the Lipper Texas Municipal Debt Funds Average. The data is from 8/1/94 through 9/30/99. The data points from the graph are as follows:

USAA  Texas Tax-Free Income Fund
Year                  Amount
----                  ------
08/01/94              $10,000
09/30/94                9,856
03/31/95               10,575
09/30/95               11,163
03/31/96               11,571
09/30/96               12,118
03/31/97               12,389
09/30/97               13,366
03/31/98               14,087
09/30/98               14,755
03/31/99               14,791
09/30/99               14,108

Lehman Brothers Municipal Bond Index
Year                  Amount
----                  ------
08/01/94              $10,000
09/30/94                9,887
03/31/95               10,435
09/30/95               10,993
03/31/96               11,309
09/30/96               11,657
03/31/97               11,925
09/30/97               12,708
03/31/98               13,203
09/30/98               13,816
03/31/99               14,022
09/30/99               13,719

Lipper Texas Municipal Debt Funds Average
Year                  Amount
----                  ------
08/01/94              $10,000
09/30/94                9,830
03/31/95               10,392
09/30/95               10,849
03/31/96               11,187
09/30/96               11,509
03/31/97               11,757
09/30/97               12,512
03/31/98               12,991
09/30/98               13,543
03/31/99               13,632
09/30/99               13,081

Data since inception on 8/1/94 through 9/30/99





The broad-based Lehman Brothers Municipal Bond Index is an unmanaged index that tracks total return performance for the long-term, investment-grade, tax-exempt bond market. The Lipper Texas Municipal Debt Funds Average is the average performance level of all Texas municipal debt funds, as computed by Lipper Analytical Services, Inc., an independent organization that monitors the performance of mutual funds. All tax-exempt bond funds will find it difficult to outperform the Lehman Index since funds have expenses.





Message from the Manager





[PHOTO OF THE PORTFOLIO MANAGER, ROBERT R. PARISEAU, CFA, APPEARS HERE]





A CHANGE IN SENTIMENT SHAKES THE MARKET
Fixed-income investors were reminded this year that the financial markets look to the future -- not the past or even the present. Although most economic statistics released this year suggest that inflation is well under control, the fixed-income markets are clearly anticipating higher rates of inflation. After all, reported inflation statistics such as the Consumer Price Index (CPI) are historical numbers -- even though they may be only a month old. Higher inflation causes bond prices to fall because inflation decreases the value of future interest payments.

With a seemingly endless American economic expansion that, at times, seems to be gaining strength, a bear market psychology has taken hold in the fixed-income markets. Economists and investors wonder just how much longer economic growth can continue in the United States without causing higher prices.

After falling to levels not seen in years, some inflation indicators have increased slightly in 1999. Will inflation continue to rise or will it stabilize at slightly higher levels than in 1998? This uncertainty has shaken the confidence of many fixed-income investors. If inflation has stabilized, then the rise in interest rates is probably closer to the end than the beginning -- given current economic conditions.

The yield on the 30-year U.S. Treasury bond (the long bond) has steadily risen from 5.625% to 6.05% from March 31 to September 30, 1999. The yield on the Bond Buyer 40-Bond Index (BBI40) faired worse. The municipal market under-performed the Treasury market as the BBI40 began the period at 5.23%, or 93% of the long bond, and ended at 5.89% on September 30, or 97% of the long bond.





                    Municipal and U.S. Treasury Bond Yields

A chart in the form of a line graph appears here illustrating the yields of the 30-year U.S. Treasury Bond and the Bond Buyer 40-Bond Index (BBI40) from 3/31/99 to 9/30/99.

               30-year           Bond Buyer
                 U.S.              40-Bond
               Treasury          Index (BBI40)
               --------          -------------
03/31/99          5.63%                5.23%
04/15/99          5.53%                5.21%
04/30/99          5.66%                5.28%
05/14/99          5.92%                5.38%
05/31/99          5.83%                5.37%
06/15/99          6.11%                5.53%
06/30/99          5.96%                5.55%
07/15/99          5.92%                5.50%
07/30/99          6.10%                5.59%
08/16/99          6.09%                5.88%
08/31/99          6.06%                5.78%
09/15/99          6.10%                5.86%
09/30/99          6.05%                5.89%




Note: Past performance is no guarantee of future results.

The 30-year U.S. Treasury bond is generally considered the benchmark for U.S. long-term interest rates.

The Bond Buyer 40-Bond Index is the industry standard for the yield of long-term, investment-grade municipal bonds.





INCOME STRATEGY
I consistently follow an income strategy for this Fund similar to that used by other USAA tax-exempt funds. I focus primarily on generating maximum tax-exempt income with the goal of producing the best after-tax total return over a three- to five-year investment horizon. I remain fully invested in long-term, investment-grade municipal bonds. My primary justifications for this strategy are simple in concept:

   - I believe that a large number of our investors own the Fund for the tax-free income and invest for the long term -- meaning three to five years or more.

   - Although past performance is no guarantee of future results, the strategy has worked in different kinds of markets over the years. Long-term performance, measured by total return, has been well above the peer-group average.

Although the Fund has behaved as expected given the increase in interest rates, this year's total return performance has been very disappointing and frustrating. Why does this income strategy produce such apparently contradictory results -- weak short-term total return performance in 1999 but above-average performance for long-term total return? Income performance is well above average in the short and long term.

Of course, in the short run, price change can overwhelm the income distribution to create a negative total return for a given period. I believe that an income strategy works because, over time, the vast majority of your total return from a fixed-income security will be from the income. Price changes tend to even out over longer investment horizons. Please refer to the table and chart on page 4.

YOUR INVESTMENT HORIZON IS IMPORTANT!
I consistently invest the Fund in long-term, investment-grade, tax-exempt municipal securities. Why long-term bonds? Because bonds maturing in 20 years or longer almost always yield more than shorter bonds of the same credit quality. However, longer-maturity bonds are more volatile in price than shorter-maturity bonds. In regard to credit risk, I believe investment-grade bonds (rated BBB or higher) offer the best risk/reward compared to either junk bonds or insured bonds. That's why we encourage only those investors with a three- to five-year investment horizon to buy our tax-exempt bond funds. These long-term investors seeking high current income must be willing to assume moderate credit risk and price volatility in return.

A TIME TO REFLECT
Because interest rates have risen in 1999, investors have suffered for owning any kind of long-maturity bond -- municipals, corporates, or governments. That's the mathematics of bond investing. An investor can mitigate, but not eliminate, the volatility risk by investing for the long term. Although our strategy has produced good results for our investors in the past, to guard against complacency, we are constantly examining and analyzing our investment strategies.

Is there a better way to invest a tax-exempt bond fund? An alternative to an income strategy is to focus on total return. However, a total-return strategy requires the manager to successfully time the market cycles by correctly forecasting interest rates again and again over extended periods of time. No person, to my knowledge, has ever done that.

Enduring a bear market like 1999 can be very unsettling. It's a good time to review why you purchased the Fund in the first place:

       - Are you most interested in receiving a high level of interest income that is free of federal and state taxes?
       - Is your investment horizon long enough to cope with the ups and downs of the market?
       - Do you need to raise cash? Do you maintain a sufficient cash reserve?
       - Are you comfortable with the moderate credit risk of investment-grade municipal bonds? (Please review the Portfolio Ratings Mix chart on page 10.)

I view the current environment as an opportunity to increase the Fund's distribution yield by buying bonds that offer very attractive yields at value prices.

YOUR FUND'S PERFORMANCE  * * * * *
I'm very pleased to say that your Fund received an Overall Star Rating of five stars in the municipal bond fund category from Morningstar Rating(Trademark) for the period ended September 30, 1999. Your Fund's net asset value (NAV) per share decreased by $0.81, or -7.32%, since March 31, 1999.

While past performance is no guarantee of future results, the Fund's annualized dividend distribution yield for the past six months was 5.29%. At press time, Lipper yield data was not available for the same time period. The Fund's total return was -4.62%.

THE STATE OF TEXAS
Texas not only has one of the strongest economies in the nation, the Lone Star state ranks as the 11th largest economy in the world. In the past five years, Texas has added 1.1 million jobs. The state's economic fundamentals are strong due to low business costs, such as wages and taxes, substantial growth of the high-tech sector, and favorable geographic location for international trade. However, a growing population, which in 1999 exceeded 20 million for the first time, will exert pressures on the state for water resources, roads, education, housing, and health care.

In 1999, the state's unemployment rate declined to its lowest level since 1979. Although per capita personal income is below the national average, it is inching upward. Per capita personal income averaged $24,957 for 1998, or approximately 95% of the U.S. average, compared to $17,288, or 90% at the beginning of the decade. A predominantly young labor force, an expanding service sector with lower-paying jobs, and a border economy adversely influenced by Mexico, account for the shortfall.

The state's financial position has strengthened during this extended economic expansion. Texas finished fiscal year 1998 with a $3.3 billion cash balance. Texas has traditionally financed capital projects on a pay-as-you-go basis keeping debt issuance low. In June, Moody's Investors Service raised the state's credit rating on its general obligation debt from Aa2 to Aa1. Standard and Poor's and Fitch IBCA have maintained their state general obligation debt credit ratings of AA and AA+, respectively.

I discuss these general economic issues because, although they may not directly relate to each of your Fund's holdings, they do indicate the general financial and economic environment of the state. We will closely monitor those specific credit issues, ballot initiatives, and litigation that could potentially impact the value of your holdings.

Past performance is no guarantee of future results. Morningstar proprietary ratings reflect historical risk-adjusted performance as of September 30, 1999. The ratings are subject to change every month. Morningstar ratings are calculated from the Fund's three- and five-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments and a risk factor that reflects Fund performance below 90-day T-bill returns. Overall rating is a weighted average of a fund's three-, five-, and ten-year ratings, as applicable. The USAA Texas Tax-Free Income Fund received four and five stars for the three- and five-year periods, respectively. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, and the next 35% receive three stars. The Fund was rated among 1,611 and 1,241 funds in the municipal bond fund category for the three- and five-year periods, respectively.

Dividend yield is computed by dividing income dividends paid during the previous six months by the latest month-end net asset value adjusted for capital gains distributions and annualizing the result.

Total  return   equals  income  return  plus  share  price  change  and  assumes reinvestment of all dividends and capital gains distributions.


TAXABLE EQUIVALENT YIELDS
The table below compares the yield of the USAA Texas Tax-Free Income Fund with a taxable equivalent investment.

             To match the USAA Texas Tax-Free Income Fund's closing
                         30-day SEC yield of 5.27% and:
--------------------------------------------------------------------------------
  Assuming a marginal federal tax rate of:    15%    28%    31%     36%   39.6%
--------------------------------------------------------------------------------
  A fully taxable investment must pay:       6.20%  7.32%  7.64%   8.24%  8.73%
--------------------------------------------------------------------------------

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds.

Note: Some income may be subject to the federal alternative minimum tax.






                          Portfolio Ratings Mix
                            September 30, 1999

A pie chart is shown here depicting the Portfolio Ratings Mix as of September 30, 1999 of the USAA Texas Tax-Free Income Fund to be:

AAA - 36%; BB - 0.6%; BBB - 36.3%; AA - 14.9%; A - 10.4%; and Cash Equivalents -
1.8%.

The four highest long-term credit ratings, in descending order of credit quality, are AAA, AA, A, and BBB. This chart reflects the higher rating of either Moody's Investors Service, Standard & Poor's Rating Group, or Fitch IBCA. Unrated securities that have been determined by USAA IMCO to be of equivalent investment quality to categories AAA and BBB account for 0.4% and 8.7%, respectively, of the Fund's investments, and are included in their appropriate category above.

See page 16 for a complete listing of the Portfolio of Investments.









Investment Review

USAA TEXAS TAX-FREE MONEY MARKET FUND

OBJECTIVE: High level of current interest income that is exempt from federal income taxes and a further objective of preserving capital and maintaining liquidity.

TYPES OF INVESTMENTS: High-quality Texas tax-exempt securities with maturities of 397 days or less. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will endeavor to maintain a constant net asset value per share of $1.00.*

* An investment in a money market fund is not insured or guaranteed by the FDIC or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

--------------------------------------------------------------------------------
                                                     3/31/99         9/30/99
--------------------------------------------------------------------------------
  Net Assets                                      $7.5 Million    $7.7 Million
  Net Asset Value Per Share                           $1.00           $1.00

--------------------------------------------------------------------------------
  Average Annual Total Returns and 7-Day Yield as of 9/30/99
--------------------------------------------------------------------------------
         3/31/99                             Since Inception      7-Day
       to 9/30/99     1 Year     5 Years        on 8/1/94         Yield
         1.53%+        3.02%      3.30%           3.28%           3.44%
--------------------------------------------------------------------------------





+ Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

Total return equals income return and assumes reinvestment of all dividends and any capital gains distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gains distributions. Past performance is no guarantee of future results. Yields and returns fluctuate. The 7-day yield quotation more closely reflects current earnings of the Fund than the total return quotation.





                             7-Day Yield Comparison

A chart in the form of a line graph appears here illustrating the comparison of the 7-day Yield of the USAA Texas Tax-Free Money Market Fund and the IBC Financial Data, Inc. State Specific SB (Stock Broker) and GP (General Purpose) (Tax-Free): Money Funds.

                      USAA Texas Tax-Free
                      Money Market Fund                IBC Financial Data, Inc.
                      -------------------              ------------------------
09/29/98                     3.58%                              3.10%
10/27/98                     3.16%                              2.55%
11/24/98                     3.15%                              2.64%
12/29/98                     3.40%                              2.85%
01/26/99                     2.80%                              2.28%
02/22/99                     2.68%                              2.11%
03/29/99                     2.88%                              2.34%
04/26/99                     3.17%                              2.66%
05/31/99                     3.06%                              2.58%
06/28/99                     3.23%                              2.82%
07/26/99                     2.91%                              2.40%
08/30/99                     2.97%                              2.53%
09/27/99                     3.40%                              2.90%

Data represent the last Monday of each month.
Ending date 9/27/99



The graph tracks the Fund's 7-day yield against IBC Financial Data, Inc. State Specific SB (Stock Broker) & GP (General Purpose) (Tax-Free) Money Funds, an average of money market fund yields.



Message from the Manager





[PHOTO OF THE PORTFOLIO MANAGER, REGINA G. SHAFER, CFA, APPEARS HERE]





THE MARKET
Since our last shareholder report, the national economy has continued to strengthen. Consumer confidence has been very high due, in part, to continued strong employment. In August, national unemployment reached the lowest levels of the decade -- 4.2%. This strong economy has caused the Federal Reserve Board to take action in order to keep inflation in check. The Federal Open Market Committee has raised the federal funds rate (the interest rate banks charge other banks) twice since March -- an increase of 0.25% in both June and August -- to bring the federal funds rate to 5.25%. During this time period, the 30-year Treasury rate ranged from 5.4% in April to 6.3% in August. One-year municipal note yields have also inched up over the last six months. According to the Bond Buyer One-Year Note Index, municipal notes have risen from a low of 3.05% in April to a high of 3.73% as of September.

STRATEGY
Instead of trying to determine where interest rates will be in the near term, we continue to focus on finding relative value. Our credit research team contributes to this effort by assessing creditworthiness of each issue that the Fund purchases. The Fund's average maturity of 37 days on September 30 is shorter than the industry's average maturity of 57 days. The Fund holds over 76% of its assets in issues whose rates are reset daily or weekly, with the belief that this sector represents the best value at the time. This provides us the flexibility to selectively move to longer-term investments once those become more attractive.




The Bond Buyer One-Year Note Index is representative of yields on ten large one-year tax-exempt notes.




PERFORMANCE
For the 12 months ending September 30, 1999, the USAA Texas Tax-Free Money Market Fund ranked 1 out of 166 state-specific tax-exempt money market funds, according to IBC Financial Data, Inc., with a return of 3.02%. The average return for the category over the same period was 2.52%. Please keep in mind that past performance is no guarantee of future results.

TEXAS
Texas continues to have one of the strongest economies in the nation. In August, the state's unemployment level dropped to 4.4% -- the lowest level since 1979. Between June 1998 and June 1999, Texas added 251,000 jobs, with growth in construction, manufacturing, and the high-technology sectors. Not surprisingly, the state's financial position has benefited from the strong economy. During the recently completed 76th Legislature, the state approved a $98.1 billion budget for the 2000-2001 biennium without increasing current tax rates. The budget includes close to $1.3 billion for local school districts for property tax relief and teacher pay raises.

A strong economy and solid financial performance have contributed to the financial strength of the state. During June, Moody's Investors Service upgraded the state's general obligation debt rating to Aa1. The state also has AA and AA+ ratings from both Standard and Poor's and Fitch IBCA, respectively.








                      Cumulative Performance of $10,000

A chart in the form of a line graph appears here illustrating the cumulative performance of a $10,000 investment of the USAA Texas Tax-Free Money Market Fund. The data is from 8/1/94 to 9/30/99. The data points from the graph are as follows:

USAA  Texas Tax-Free Money Market Fund
Year                  Amount
----                  ------
08/01/94              $10,000
09/30/94               10,044
03/31/95               10,209
09/30/95               10,392
03/31/96               10,566
09/30/96               10,736
03/31/97               10,906
09/30/97               11,096
03/31/98               11,280
09/30/98               11,468
03/31/99               11,637
09/30/99               11,814

Data since inception on 8/1/94 through 9/30/99







Past performance is no guarantee of future results, and the value of your investment will vary according to the Fund's performance. Some income may be subject to federal, state, or local taxes, or to the federal alternative minimum tax. For 7-day yield information, please refer to the Fund's Investment Review page.

See page 20 for a complete listing of the Portfolio of Investments.





Shareholder Voting Results

On October 15, 1999, a special meeting of shareholders was held to vote on the following proposals. All proposals were approved by the shareholders. All shareholders of record on August 19, 1999, were entitled to vote on each proposal. The number of votes shown below are shown for the entire USAA State Tax-Free Trust (the Trust) for proposals 1 and 2.

1 Proposal to elect a Board of Trustees as follows:

     TRUSTEES                     VOTES FOR            VOTES WITHHELD
     --------                     ---------            --------------
     Robert G. Davis             76,619,692               1,854,365
     Michael J.C. Roth           76,619,692               1,854,365
     David G. Peebles            76,619,692               1,854,365
     Robert L. Mason             76,619,692               1,854,365
     Michael F. Reimherr         76,619,692               1,854,365
     Richard A. Zucker           76,619,692               1,854,365
     Barbara B. Dreeben          76,619,692               1,854,365

John W. Saunders, Jr. and Howard L. Freeman, Jr. did not stand for re-election to the Board. Their term of office will terminate on December 31, 1999.

2 Proposal to ratify or reject the selection by the Board of Trustees of KPMG LLP as auditors for the Trust for the fiscal year ending March 31, 2000.

                            NUMBER OF SHARES VOTING
--------------------------------------------------------------------------------
         FOR                        AGAINST                   ABSTAIN
     76,088,944                     942,988                  1,442,125





CATEGORIES & DEFINITIONS
PORTFOLIOS OF INVESTMENTS

September 30, 1999
(Unaudited)






Fixed-Rate Instruments - consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the market price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

Variable-Rate Demand Notes (VRDN) - provide the right, on any business day, to sell the security at face value on either that day or in seven days. The interest rate is generally adjusted at a stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. In money market funds, the effective maturity of these instruments is deemed to be less than 397 days in accordance with regulatory requirements. In bond funds, the effective maturity is the next put date.

Credit Enhancements - add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal when due. The enhancement may be provided by either a high-quality bank, insurance company or other corporation, or a collateral trust.

The USAA Texas Tax-Free Money Market Fund's investments consist of securities meeting the requirements to qualify as "eligible securities" under the Securities and Exchange Commission (SEC) rules applicable to money market funds. With respect to quality, "eligible securities" generally consist of securities rated in one of the two highest categories for short-term securities, or, if not rated, of comparable quality, at the time of purchase. The Manager also attempts to minimize credit risk in the USAA Texas Tax-Free Money Market Fund through rigorous internal credit research.

(PRE)  Prerefunded to a date prior to maturity.
(LOC)  Enhanced by a bank letter of credit.
(NBGA) Enhanced by a non-bank guarantee agreement.
(INS)  Scheduled principal and interest payments are insured by:
       (1)  MBIA, Inc.                       (4) Financial Security
       (2)  AMBAC Financial Group, Inc.            Assurance Holdings Ltd.
       (3)  Financial Guaranty Insurance Co. (5  ACA Financial Guaranty Corp.

PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS
GO     General Obligation              ISD    Independent School District
IDA    Industrial Development          MFH    Multi-Family Housing
         Authority/Agency              PCRB   Pollution Control Revenue Bond
IDC    Industrial Development Corp.    RB     Revenue Bond







USAA  TEXAS TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS
(IN THOUSANDS)

September 30, 1999
(Unaudited)


  Principal                                              Coupon      Final       Market
    Amount              Security                          Rate      Maturity     Value
---------------------------------------------------------------------------------------
                         FIXED-RATE INSTRUMENTS (99.5%)

            Texas (96.7%)
   $  200   Austin Community College District RB,
             Series 1995 (PRE)                            6.10%    2/01/2015    $   214
    1,300   Austin Higher Education Auth. RB,
             Series 1998                                  5.25     8/01/2023      1,148
            Bexar Metropolitan Water District RB,
      105    Series 1995 (PRE)                            5.88     5/01/2022        113
      145    Series 1995 (INS)(1)                         5.88     5/01/2022        145
      500   Brazos County Health Facilities RB,
             Series 1993B                                 6.00      1/01/2019       489
    1,025   Brazos River Auth. Revenue Refunding Bonds,
             Series 1999A                                 5.38      4/01/2019       919
    1,000   Canadian River Municipal Water Auth.
             Contract Revenue and Refunding Bonds,
             Series 1999 (INS)(1),(c)                     5.63      2/15/2020       980
    1,000   Cedar Hill ISD GO, Series 1996 (NBGA)(a)      6.30      8/15/2015       397
            Cleburne Tax, Waterworks, and Sewer
             System GO,
    1,595    Series 1998 (INS)(4),(a)                     5.67      2/15/2017       572
    1,330    Series 1998 (INS)(4),(a)                     5.67      2/15/2018       446
      150   Coastal Water Auth. Contract RB,
             Series 1995 (INS)(4)                         5.95     12/15/2025       161
            Columbus Community IDC Sales Tax RB,
      400    Series 1998                                  5.40     11/01/2013       385
      750    Series 1998                                  5.75     11/01/2023       710
    1,500   De Soto Housing Finance Corp. MFH,
             Series 1998A                                 5.25      2/01/2029     1,368
    1,000   Denton County Refunding Permanent
             Improvement Bonds, Series 1999               5.00      7/15/2021       891
      180   Department of Housing and Community
             Affairs RB, Series 1991A                     6.95      7/01/2023       189
      300   Guadalupe-Blanco River Auth. IDC RB,
             Series 1982A                                 6.35      7/01/2022       313
    1,200   Harlingen Consolidated ISD Building Bonds,
             Series 1999 (NBGA)                           5.65      8/15/2029     1,165
    1,250   Harris County Health Facilities
             Development Corp. Special Facilities RB,
             Series 1999A (INS)(4)                        5.20      5/15/2020     1,143
            Harris County Health Facilities RB,
      200    Series 1991A (PRE)                           6.75      2/15/2021       211
      150    Series 1992 (PRE)                            7.13      6/01/2015       163
      400   Harris County IDC RB, Series 1992(d)          6.95      2/01/2022       418
      600   Harrison County Health Facilities
             Development Corp. RB, Series 1998 (INS)(5)   5.50      1/01/2018       562
      100   Health Facilities Development Corp. RB,
             Series 1993B (INS)(1)                        6.38      8/15/2023       104
       65   Housing Agency Single-Family Mortgage RB,
             Series 1991A                                 7.15      9/01/2012        68
    1,900   Houston Higher Education Finance Corp. RB,
             Series 1999A                                 5.38     11/15/2029     1,769
            Houston Water and Sewer System RB,
      150    Series 1992B                                 6.38     12/01/2014       158
      350    Series 1997C (INS)(3)                        5.25     12/01/2022       324
    1,000   Lewisville RB, Series 1998B (INS)(5)          5.80      9/01/2025       976
      500   Lower Neches Valley Auth. IDC RB,
             Series 1997                                  5.80      5/01/2022       499
    1,000   Lubbock Tax and Waterworks System
             Surplus Revenue GO, Series 1999(c)           5.70      2/15/2020       993
      400   Matagorda County Navigation District PCRB,
             Series 1993                                  6.00      7/01/2028       401
    1,500   Mesquite Health Facilities Development
             Corp. RB, Series 1996A(d)                    6.40      2/15/2020     1,503
      500   Midland County Hospital District RB,
             Series 1997 (INS)(2)                         5.38      6/01/2016       476
            North Central Health Facilities
             Development Corp. RB,
      300    Series 1993 (PRE)                            5.90      6/01/2021       318
      400    Series 1996                                  6.30      2/15/2015       401
      500    Series 1998                                  5.38      2/15/2025       433
    1,500   North Harris Montgomery Community
             College District GO, Series 1999 (INS)(2)    5.00      2/15/2021     1,336
            Northeast Hospital Auth. RB,
      400    Series 1993B (PRE)(d)                        7.25      7/01/2022       441
      700    Series 1997 (INS)(4),(d)                     5.63      5/15/2022       674
      800   Orange County Navigation and Port
             District IDC RB, Series 1996(d)              6.38      2/01/2017       823
            Pantego GO,
       60    Series 1994                                  7.75      2/15/2014        65
       65    Series 1994                                  7.75      2/15/2015        70
    1,000   Parker County Hospital District RB,
             Series 1999                                  6.25      8/15/2019       984
            Port of Corpus Christi IDC PCRB,
    1,400    Series 1997A                                 5.45      4/01/2027     1,245
    1,000    Series 1997B                                 5.40      4/01/2018       907
      150   Sabine River Auth. PCRB,
             Series 1992 (INS)(3)                         6.55     10/01/2022       159
            San Antonio Electric and Gas RB,
       15    Series 1992 (PRE)                            5.00      2/01/2017        15
      285    Series 1992                                  5.00      2/01/2017       261
      150   Tarrant County Health Facilities
             Development Corp. RB, Series 1994 (PRE)      6.00      9/01/2024       155
    1,000   Travis County Health Facilities
             Development Corp. RB, Series 1998A(d)        5.13     11/01/2024       894
            Turnpike Auth. Dallas North Tollway RB,
      150    Series 1994 (PRE) (INS)(3)                   6.75      1/01/2015       167
      350    Series 1995 (INS)(3)                         5.25      1/01/2023       323
            Tyler Health Facilities Development
             Corp. Hospital RB,
      260    Series 1993B (East Texas Medical Center)     6.63     11/01/2011       240
      680    Series 1997A (Mother Frances Hospital)       5.63      7/01/2013       636
    3,500   Veteran's Land Board GO, Series 1998(b)       6.20     11/15/2030     3,255
            Water Development Board GO,
       50    Series 1994 (PRE)                            7.00      8/01/2020        55
      150    Series 1994                                  7.00      8/01/2020       164
    1,500    Series 1999A                                 5.50      8/01/2024     1,446
            Puerto Rico (2.8%)
      600   Electric Power Auth. RB, Series 1995Z         5.25      7/01/2021       558
      475   Highway Auth. RB, Series Q (PRE)              6.00      7/01/2020       484
                                                                                -------
            Total fixed-rate instruments (cost: $38,171)                         36,882
                                                                                -------

                        VARIABLE-RATE DEMAND NOTES (1.8%)

            Texas
      545   Nueces River Auth. PCRB,
             Series 1985 (LOC)                            4.00     12/01/1999       545
      130   Port Arthur Navigation District IDC PCRB,
             Series 1985 (LOC)                            4.00      5/01/2003       130
                                                                                -------
            Total variable-rate demand notes (cost: $675)                           675
                                                                                -------
            Total investments (cost: $38,846)                                   $37,557
                                                                                =======






                       PORTFOLIO SUMMARY BY CONCENTRATION
                       ----------------------------------

            General Obligations                                 17.7%
            Nursing/Continuing Care Centers                     15.1
            Hospitals                                           13.6
            Education                                            7.9
            Water/Sewer Utilities - Municipal                    7.4
            Escrowed Bonds                                       6.3
            Oil & Gas - Refining/Manufacturing                   5.8
            Electric Utilities                                   4.0
            Multi-Family Housing                                 3.7
            Buildings                                            3.1
            Sales Tax                                            3.0
            Real Estate Tax/Free                                 2.6
            Agricultural Products                                2.2
            Electric/Gas Utilities - Municipal                   2.2
            Aluminum                                             1.5
            Oil - International Integrated                       1.3
            Leasing                                              1.1
            Other                                                2.8
                                                               -----
            Total                                              101.3%
                                                               =====







USAA TEXAS TAX-FREE MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
(IN THOUSANDS)

September 30, 1999
(Unaudited)


  Principal                                              Coupon      Final
    Amount              Security                          Rate      Maturity     Value
--------------------------------------------------------------------------------------
                      VARIABLE-RATE DEMAND NOTES (75.8%)
            Texas
     $200   Amarillo Health Facilities Corp. RB,
             Series 1985 (LOC)                            4.00%     5/31/2025    $  200
      485   Arlington IDC RB, Series 1985 (LOC)           4.25     10/01/2020       485
      330   Bell County Health Facilities
             Development Corp. RB, Series 1998 (LOC)      3.90      5/01/2023       330
      300   Bexar County Housing Finance Corp. MFH RB,
             Series 1988B (NBGA)                          3.85      6/01/2005       300
      300   Comal County Health Facilities
             Development Corp. RB, Series 1997 (LOC)      3.90      2/01/2027       300
      365   Garland IDA PCRB, Series 1985                 4.30     12/01/2005       365
      200   Gulf Coast IDA RB, Series 1989 (LOC)          3.85     11/01/2019       200
      350   Gulf Coast Waste Disposal Auth. PCRB,
             Series 1995                                  3.85      6/01/2020       350
      200   Harris County Housing Finance Corp. MFH RB,
             Series 1988A (NBGA)                          3.85      6/01/2005       200
      495   Matagorda County Hospital District RB,
             Series 1988 (LOC)                            4.05      8/01/2018       495
      670   North Central IDA RB, Series 1983             3.95     10/01/2013       670
      330   Nueces River Auth. PCRB,
             Series 1985 (LOC)                            4.00     12/01/1999       330
      355   Port Arthur Navigation District IDC PCRB,
             Series 1985 (LOC)                            4.00      5/01/2003       355
      210   Port Corpus Christi IDC RB,
             Series 1992 (LOC)                            3.90      7/01/2002       210
      200   Port Development Corp. RB,
             Series 1984 (LOC)                            4.00     12/01/2004       200
      615   Tarrant County Housing Finance Corp.
             MFH RB, Series 1985 (LOC)                    3.90     12/01/2025       615
      100   Trinity River IDA RB, Series 1984 (LOC)       3.88     11/01/2014       100
      100   Victoria Health Facilities Development
             Corp. RB, Series 1997 (LOC)                  3.90      9/01/2027       100
                                                                                 ------
            Total variable-rate demand notes (cost: $5,805)                       5,805
                                                                                 ------

                         FIXED-RATE INSTRUMENTS (23.6%)
            Texas
      125   Central College District Building RB,
             Series 1999 (INS)(2)                         4.50      5/15/2000       126
      150   College Station GO, Series 1999 (INS)(4)      3.40      2/15/2000       150
      130   Collin County Community College
             District Consolidated RB,
             Series 1998 (INS)(2)                         4.50      2/01/2000       131
       25   Dallas Waterworks and Sewer Systems RB,
             Series 1991A                                 5.90     10/01/1999        25
      330   Greenville Electric Utility Systems RB,
             Series 1997 (INS)(4)                         4.25      2/15/2000       331
       35   Houston Water and Sewer Systems Junior
             Lien RB, Series 1991C (INS)(2)               5.90     12/01/1999        35
      100   Lewisville Water and Sewer RB,
             Series 1999 (INS)(2)                         4.50      2/15/2000       100
       50   Mesquite GO, Series 1992 (INS)(3)             5.50      2/15/2000        50
       90   Mount Pleasant Utility System RB,
             Series 1999A (INS)(1)                        5.00      3/15/2000        90
       50   Palestine Waterworks Sewer Systems RB,
             Series 1999 (INS)(2)                         6.75      7/15/2000        51
      100   Public Finance Auth. GO, Series 1992A         5.13     10/01/1999       100
      115   Shepherd ISD RB, Series 1996 (NBGA)           6.00      2/15/2000       116
      300   Trinity River IDA RB, Series 1967 (INS)(1)    4.75     10/15/1999       300
      200   Tyler GO, Series 1990 (PRE)                   7.00      8/15/2006       205
                                                                                 ------
            Total fixed-rate instruments (cost: $1,810)                           1,810
                                                                                 ------
            Total investments (cost: $7,615)                                     $7,615
                                                                                 ======








                       PORTFOLIO SUMMARY BY CONCENTRATION
                       ----------------------------------

            Multi-Family Housing                                14.6%
            Manufacturing - Diversified Industries              13.5
            Hospitals                                           10.4
            Health Care - Miscellaneous                          8.2
            Water/Sewer Utilities - Municipal                    7.9
            Publishing/Newspapers                                6.3
            General Obligations                                  5.4
            Airport/Port                                         5.2
            Oil & Gas - Exploration & Production                 4.6
            Oil - International Integrated                       4.6
            Electric Utilities                                   4.3
            Aluminum                                             4.3
            Education                                            3.4
            Electrical Equipment                                 2.7
            Escrowed Bonds                                       2.7
            Retail - Specialty                                   1.3
                                                                ----
            Total                                               99.4%
                                                                ====







NOTES TO PORTFOLIOS OF INVESTMENTS

September 30, 1999
(Unaudited)






GENERAL NOTES
Values of securities  are  determined by procedures  and practices  discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

SPECIFIC NOTES
(a) Zero-Coupon security. Rate represents the effective yield at date of purchase.

(b) Illiquid security valued using methods determined by a pricing service under general supervision of the Board of Directors. This security is exempt from registration under the Securities Act of 1933 and any resale of the security must occur in an exempt transaction in the United States to a qualified institutional buyer as defined by Rule 144A. For the USAA Texas Tax-Free Income Fund this security represents 8.8% of the Fund's net assets.

(c)  At  September   30,   1999,   the  cost  of   securities   purchased  on  a
delayed-delivery basis for the USAA Texas Tax-Free Income Fund was $2.0 million.

(d)  At  September  30,  1999,   these   securities  were  segregated  to  cover
delayed-delivery purchases.



See accompanying notes to financial statements.








STATEMENTS OF ASSETS AND LIABILITIES
(IN THOUSANDS)

September 30, 1999
(Unaudited)





                                                         USAA          USAA
                                                         Texas    Texas Tax-Free
                                                        Tax-Free   Money Market
                                                      Income Fund      Fund
                                                      --------------------------


ASSETS
   Investments in securities, at market value
      (identified cost of $38,846 and $7,615,
      respectively)                                    $37,557       $7,615
   Cash                                                      4           24
   Receivables:
      Capital shares sold                                   80           12
      Interest                                             605           45
      Securities sold                                      900           -
                                                       --------------------
         Total assets                                   39,146        7,696
                                                       --------------------

LIABILITIES
   Securities purchased                                  1,979           -
   Capital shares redeemed                                   9           26
   USAA Investment Management Company                       33           -
   USAA Transfer Agency Company                              3           -
   Accounts payable and accrued expenses                     4            7
   Dividends on capital shares                              37            1
                                                       --------------------
         Total liabilities                               2,065           34
                                                       --------------------
           Net assets applicable to capital shares
             outstanding                               $37,081       $7,662
                                                       ====================

REPRESENTED BY:
   Paid-in capital                                     $38,784       $7,662
   Accumulated net realized loss on investments           (414)          -
   Net unrealized depreciation of investments           (1,289)          -
                                                       --------------------
            Net assets applicable to capital shares
              outstanding                              $37,081       $7,662
                                                       ====================
   Capital shares outstanding, unlimited number of
      shares authorized, $.001 par value                 3,615        7,662
                                                       ====================
   Net asset value, redemption price, and
      offering price per share                         $ 10.26       $ 1.00
                                                       ====================


See accompanying notes to financial statements.





STATEMENTS OF OPERATIONS
(IN THOUSANDS)

Six-month period ended September 30, 1999
(Unaudited)




                                                         USAA          USAA
                                                         Texas    Texas Tax-Free
                                                        Tax-Free   Money Market
                                                      Income Fund      Fund
                                                      --------------------------

Net investment income:
   Interest income                                     $ 1,031         $134
                                                       --------------------
   Expenses:
      Management fees                                       92           19
      Transfer agent's fees                                 16            4
      Custodian's fees                                      21            9
      Postage                                                1            -
      Shareholder reporting fees                             1            1
      Trustees' fees                                         4            4
      Registration fees                                      5            -
      Professional fees                                     11           10
      Other                                                  -            1
                                                       --------------------
         Total expenses before reimbursement               151           48
      Expenses reimbursed                                  (59)         (29)
                                                       --------------------
         Total expenses after reimbursement                 92           19
                                                       --------------------
            Net investment income                          939          115
                                                       --------------------
Net realized and unrealized loss on investments:
      Net realized loss                                   (413)           -
      Change in net unrealized appreciation/
        depreciation                                    (2,308)           -
                                                       --------------------
            Net realized and unrealized loss            (2,721)           -
                                                       --------------------
Increase (decrease) in net assets resulting from
  operations                                           $(1,782)        $115
                                                       ====================


See accompanying notes to financial statements.





STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended September 30, 1999, and year ended March 31, 1999
(Unaudited)




                                                       USAA                      USAA
                                                  Texas Tax-Free            Texas Tax-Free
                                                    Income Fund            Money Market Fund
                                               -----------------------------------------------
                                               9/30/99        3/31/99     9/30/99      3/31/99
                                               -----------------------------------------------
From operations:
   Net investment income                       $   939        $ 1,387     $   115     $   204
   Net realized gain (loss) on investments        (413)           111         -           -
   Change in net unrealized appreciation/
      depreciation of investments               (2,308)          (217)        -           -
                                               -----------------------------------------------
      Increase (decrease) in net assets
          resulting from operations             (1,782)         1,281         115         204
                                               -----------------------------------------------
Distributions to shareholders from:
   Net investment income                          (939)        (1,387)       (115)       (204)
                                               -----------------------------------------------
   Net realized gains                             (111)           (37)        -           -
                                               -----------------------------------------------
From capital share transactions:
   Proceeds from shares sold                     9,919         17,875       6,892      11,241
   Dividend reinvestments                          808          1,120         107         193
   Cost of shares redeemed                      (5,580)        (5,202)     (6,841)     (9,818)
                                               -----------------------------------------------
      Increase in net assets from
         capital share transactions              5,147         13,793         158       1,616
                                               -----------------------------------------------
Net increase in net assets                       2,315         13,650         158       1,616
Net assets:
   Beginning of period                          34,766         21,116       7,504       5,888
                                               -----------------------------------------------
   End of period                               $37,081        $34,766      $7,662     $ 7,504
                                               ===============================================
Change in shares outstanding:
   Shares sold                                     923          1,603       6,892      11,241
   Shares issued for dividends reinvested           75            101         107         193
   Shares redeemed                                (523)          (466)     (6,841)     (9,818)
                                               -----------------------------------------------
      Increase in shares outstanding               475          1,238         158       1,616
                                               ===============================================


See accompanying notes to financial statements.







NOTES TO FINANCIAL STATEMENTS

September 30, 1999
(Unaudited)






(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
USAA State Tax-Free Trust (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Delaware business trust consisting of four separate funds. The information presented in this semiannual report pertains only to the USAA Texas Tax-Free Income Fund and USAA Texas Tax-Free Money Market Fund (the Funds). The Funds have a common objective of providing Texas investors with a high level of current interest income that is exempt from federal income taxes. The USAA Texas Tax-Free Money Market Fund has a further objective of preserving capital and maintaining liquidity.

A. Security valuation - Investments in the USAA Texas Tax-Free Income Fund are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions. Securities which are not valued by the Service, and all other assets, are valued in good faith at fair value using methods determined by the Manager under the general supervision of the Board of Trustees. Securities purchased with maturities of 60 days or less and, pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended, all securities in the USAA Texas Tax-Free Money Market Fund are stated at amortized cost which approximates market value.

B. Federal taxes - Each Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and original issue discounts are amortized over the life of the respective securities. Market discounts are not amortized. Any ordinary income related to market discounts is recognized upon disposition of the securities. The Funds concentrate their investments in Texas municipal securities and therefore may be exposed to more credit risk than portfolios with a broader geographical diversification.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT
The Funds participate with other USAA funds in three joint short-term revolving loan agreements totaling $850 million, two with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($250 million committed and $500 million uncommitted), and one with Bank of America ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under both agreements with CAPCO, each Fund may borrow from CAPCO an amount up to 5% of its total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, each Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreements, does not exceed 15% of its total assets. The Funds had no borrowings under any of these agreements during the six-month period ended September 30, 1999.

(3) DISTRIBUTIONS
Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

(4) INVESTMENT TRANSACTIONS
Costs of purchases and proceeds from sales/maturities of securities for the six-month period ended September 30, 1999, were as follows:

                             USAA Texas Tax-Free          USAA Texas Tax-Free
                                 Income Fund               Money Market Fund
                                   ($000)                        ($000)
                             ------------------------------------------------
Purchases                          $15,241                      $9,734
Sales/maturities                   $10,509                      $9,591

For the USAA Texas Tax-Free Income Fund, costs of purchases and proceeds from sales/maturities excludes short-term securities.

Gross unrealized appreciation and depreciation of investments at September 30, 1999, was as follows:
                               Appreciation        Depreciation          Net
                                  ($000)              ($000)           ($000)
                               -----------------------------------------------
USAA Texas Tax-Free
   Income Fund                     $456              ($1,745)         ($1,289)

(5) TRANSACTIONS WITH MANAGER
A. Management fees - USAA Investment Management Company (the Manager) carries out each Fund's investment policies and manages each Fund's portfolio. Management fees are computed as a percentage of aggregate average net assets
(ANA) of both Funds combined, which on an annual basis is equal to .50% of the first $50 million, .40% of that portion over $50 million but not over $100 million, and .30% of that portion over $100 million. These fees are allocated on a proportional basis to each Fund monthly based upon ANA.

The Manager has voluntarily agreed to limit the annual expenses of each Fund to .50% of its average net assets through August 1, 2000.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Funds based on an annual charge of $28.50 per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Funds' shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

(6) TRANSACTIONS WITH AFFILIATES
Certain trustees and officers of the Funds are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Funds.

(7) YEAR 2000
Like other mutual funds, the Funds could be adversely affected if the computer systems used by the Manager and the Funds' other service providers are not able to perform their intended functions effectively after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. The Manager has taken steps to address this potential year 2000 problem with respect to the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by the Funds' other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds from this problem.




(8) FINANCIAL HIGHLIGHTS
Per share operating performance for a share outstanding throughout each period is as follows:

USAA TEXAS TAX-FREE INCOME FUND

                             Six-Month
                            Period Ended
                            September 30,                  Year Ended March 31,
                                          ---------------------------------------------------------
                                1999        1999        1998      1997         1996      1995**
                            -----------------------------------------------------------------------
Net asset value at
   beginning of period        $ 11.07     $ 11.10      $ 10.38    $ 10.45       $10.21    $10.00
Net investment income             .27         .56          .57        .59          .58       .34
Net realized and
   unrealized gain (loss)        (.78)       (.01)         .82        .13          .36       .21
Distributions from net
   investment income             (.27)       (.56)        (.57)      (.59)        (.58)     (.34)
Distributions of realized
   capital gains                 (.03)       (.02)        (.10)      (.20)        (.12)       -
                            -----------------------------------------------------------------------
Net asset value at
   end of period              $ 10.26     $ 11.07      $ 11.10    $ 10.38       $10.45    $10.21
                            =======================================================================
Total return (%) *              (4.62)       5.00        13.71       7.06         9.42      5.75
Net assets at end
   of period (000)            $37,081     $34,766      $21,116    $11,206       $8,053    $6,446
Ratio of expenses to
   average net assets (%)         .50(a)      .50          .50        .50          .50       .50(a)
Ratio of expenses to
   average net
   assets excluding
   reimbursements (%)             .82(a)      .87          .98       1.35         1.66      2.40(a)
Ratio of net investment
   income to average
   net assets (%)                5.11(a)     5.00         5.27       5.63         5.51      5.56(a)
Portfolio turnover (%)          29.39       55.83        56.29      86.17        71.14     49.63

(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
  * Assumes reinvestment of all dividend income and capital gains distributions during the period.
 **  Fund commenced operations August 1, 1994.







Per share operating performance for a share outstanding throughout each period is as follows:

USAA TEXAS TAX-FREE MONEY MARKET FUND

                              Six-Month
                            Period Ended
                            September 30,                   Year Ended March 31,
                                          --------------------------------------------------------
                                1999         1999        1998      1997         1996     1995**
                            ----------------------------------------------------------------------

Net asset value at
   beginning of period        $ 1.00         $ 1.00      $ 1.00    $ 1.00       $ 1.00   $ 1.00
Net investment income            .02            .03         .03       .03          .03      .02
Distributions from net
   investment income            (.02)          (.03)       (.03)     (.03)        (.03)    (.02)
                            ----------------------------------------------------------------------
Net asset value at
   end of period              $ 1.00         $ 1.00      $ 1.00    $ 1.00       $ 1.00   $ 1.00
                            ======================================================================
Total return (%) *              1.53           3.16        3.43      3.22         3.49     2.09
Net assets at end
   of period (000)            $7,662         $7,504      $5,888    $5,280       $4,695   $3,881
Ratio of expenses to
   average net assets (%)        .50(a)         .50         .50       .50          .50      .50(a)
Ratio of expenses to
   average net
   assets excluding
   reimbursements (%)           1.28(a)        1.33        1.37      1.77         2.02     2.63(a)
Ratio of net investment
   income to average
   net assets (%)               3.04(a)        3.10        3.38      3.17         3.42     3.18(a)

(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
  * Assumes reinvestment of all dividend income distributions during the period.
 **  Fund commenced operations August 1, 1994.










TRUSTEES
Robert G. Davis, Chairman of the Board
Michael J.C. Roth, President and Vice Chairman of the Board
John W. Saunders, Jr., Vice President
Barbara B. Dreeben
Howard L. Freeman, Jr.
Robert L. Mason
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas  78288

TRANSFER AGENT
USAA Shareholder Account Services
9800 Fredericksburg Road
San Antonio, Texas 78288

LEGAL COUNSEL
Goodwin Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02105

INDEPENDENT AUDITORS
KPMG LLP
112 East Pecan, Suite 2400
San Antonio, Texas 78205

Telephone Assistance Hours
Call toll free - Central Time
Monday - Friday 7:00 a.m. to 9:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.
Sundays 11:30 a.m. to 8:00 p.m.

Internet Access
www.usaa.com

For Additional Information on Mutual Funds
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges, or redemptions
1-800-531-8448, (in San Antonio) 456-7202

Recorded Mutual Fund Price Quotes
24-Hour Service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

Mutual Fund USAA TouchLine (Registered Trademark)
(from Touchtone phones only)
For account balance, last transaction, or fund prices
1-800-531-8777, (in San Antonio) 498-8777